EXHIBIT 1


                                2,850,000 Shares

                     PENN ENGINEERING & MANUFACTURING CORP.

                                  Common Stock

                             UNDERWRITING AGREEMENT



                              ___________ ___, 1996


PAINEWEBBER INCORPORATED
 As Representative of the
 several Underwriters
1285 Avenue of the Americas
New York, New York  10019

Dear Sirs:

         Penn Engineering & Manufacturing Corp., a Delaware corporation (the "Company"), and the persons named in Schedule I (the "Selling Shareholders"), propose to sell an aggregate of 2,850,000 shares (the "Firm Shares") of the Company's Common Stock, $.01 par value per share (the "Common Stock"), of which 1,750,000 shares are to be issued and sold by the Company and an aggregate of 1,100,000 shares are to be sold by the Selling Shareholders in the respective amounts set forth opposite their respective names in Schedule I, to you and to the several other Underwriters named in Schedule II hereto (collectively, the "Underwriters"), for whom you are acting as representative (the "Representative"), in connection with the offering and sale of such shares of Common Stock. The Company has also agreed to grant to you and the other Underwriters an option (the "Option") to purchase up to an additional 285,000 shares of Common Stock (the "Option Shares") on the terms and for the purposes set forth in Section 1(b). The Firm Shares and the Option Shares are referred to collectively herein as the "Shares."





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         The initial public offering price per share for the Shares and the purchase price per share for the Shares to be paid by the several Underwriters shall be agreed upon by the Company, the Selling Shareholders and the Representative, acting on behalf of the several Underwriters, and such agreement shall be set forth in a separate written instrument substantially in the form of Exhibit A hereto (the "Price Determination Agreement"). The Price Determination Agreement may take the form of an exchange of any standard form of written telecommunication among the Company, the Selling Shareholders and the Representative and shall specify such applicable information as is indicated in Exhibit A hereto. The offering of the Shares will be governed by this Agreement, as supplemented by the Price Determination Agreement. From and after the date of execution and delivery of the Price Determination Agreement, this Agreement shall be deemed to incorporate, and, unless the context otherwise indicates, all references contained herein to "this Agreement" and to the phrase "herein" shall be deemed to include the Price Determination Agreement.

         Each Selling Shareholder has executed and delivered a Power of Attorney and a Custody Agreement in the form attached hereto as Exhibit B (collectively, the "Agreement and Power of Attorney") pursuant to which each Selling Shareholder has placed his or her Firm Shares in custody and appointed the persons designated therein as a committee (the "Committee") with authority to execute and deliver this Agreement on behalf of such Selling Shareholder and to take certain other actions with respect thereto and hereto.

         The Company and the Selling Shareholders confirm as follows their respective agreements with the Representative and the several other Underwriters.

         1. Agreement to Sell and Purchase.

         (a) On the basis of the respective representations, warranties and agreements of the Company and the Selling Shareholders herein contained and subject to all the terms and conditions of this Agreement, (i) the Company and each of the Selling Shareholders, severally and not jointly, agree to sell to the several Underwriters and (ii) each of the Underwriters,




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severally and not jointly, agrees to purchase from the Company and the Selling
Shareholders at the purchase price per share for the Firm Shares to be agreed upon by the Representative, the Company and the Selling Shareholders in accordance with Section 1(c) or 1(d) and set forth in the Price Determination Agreement, the number of Firm Shares set forth opposite the name of such Underwriter in Schedule II, plus such additional number of Firm Shares which such Underwriter may become obligated to purchase pursuant to Section 9 hereof. If the Company elects to rely on Rule 430A (as hereinafter defined), Schedule II may be attached to the Price Determination Agreement.

         (b) Subject to all the terms and conditions of this Agreement, the Company grants the Option to the several Underwriters to purchase, severally and not jointly, up to 285,000 Option Shares from the Company at the same price per share as the Underwriters shall pay for the Firm Shares. The Option may be exercised only to cover over-allotments in the sale of the Firm Shares by the Underwriters and may be exercised in whole or in part at any time (but not more than once) on or before the 30th day after the date of this Agreement (or, if the Company has elected to rely on Rule 430A, on or before the 30th day after the date of the Price Determination Agreement), upon written or telegraphic notice (the "Option Shares Notice") by the Representative to the Company no later than 12:00 noon, New York City time, at least two and no more than five business days before the date specified for closing in the Option Shares Notice (the "Option Closing Date") setting forth the aggregate number of Option Shares to be purchased and the time and date for such purchase. On the Option Closing Date, the Company will issue and sell to the Underwriters the number of Option Shares set forth in the Option Shares Notice, and each Underwriter will purchase such percentage of the Option Shares as is equal to the percentage of Firm Shares that such Underwriter is purchasing, as adjusted by the Representative in such manner as they deem advisable to avoid fractional shares.

         (c) If the Company has elected not to rely on Rule 430A, the initial public offering price per share for the Firm Shares and the purchase price per share for the Firm Shares to be paid by the several Underwriters shall be agreed upon and set forth in the Price Determination Agreement, which shall be dated the date




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hereof, and an amendment to the Registration Statement (as hereinafter defined)
containing such per share price information shall be filed before the Registration Statement becomes effective.

         (d) If the Company has elected to rely on Rule 430A, the initial public offering price per share for the Firm Shares and the purchase price per share for the Firm Shares to be paid by the several Underwriters shall be agreed upon and set forth in the Price Determination Agreement. In the event that the Price Determination Agreement has not been executed by the close of business on the fourteenth business day following the date on which the Registration Statement (as defined below) becomes effective, this Agreement shall terminate forthwith, without liability of any party to any other party except that Section 7 shall remain in effect.

         2. Delivery and Payment. Delivery of the Firm Shares shall be made to the Representative for the accounts of the Underwriters against payment of the purchase price by credit to the account of the Company, for itself and on behalf of each of the Selling Shareholders, with the Depository Trust Company. Such payment shall be made at 10:00 a.m., New York City time, on the fourth business day following the date of this Agreement or, if the Company has elected to rely on Rule 430A, the fourth business day after the date on which the first bona fide offering of the Shares to the public is made by the Underwriters or at such time on such other date as may be agreed upon by the Company and the Representative (such date is hereinafter referred to as the "Closing Date").

         To the extent the Option is exercised, delivery of the Option Shares against payment by the Underwriters (in the manner specified above) will take place at the time and date (which may be the Closing Date) specified in the Option Shares Notice.

         The cost of original issue tax stamps, if any, in connection with the issuance and delivery of the Firm Shares and Option Shares by the Company to the respective Underwriters shall be borne by the Company. The cost of tax stamps, if any, in connection with the sale of the Firm Shares by the Selling Shareholders shall be borne by the Selling Shareholders. The




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Company and the Selling Shareholders will pay and save each Underwriter and any subsequent holder of the Shares harmless from any and all liabilities with respect to or resulting from any failure or delay in paying Federal and state stamp and other transfer taxes, if any, which may be payable or determined to be payable in connection with the original issuance or sale to such Underwriter of the Firm Shares and Option Shares.

         3. Representations and Warranties of the Company. The Company represents, warrants and covenants to each Underwriter that:

              (a) The Company meets the requirements for use of Form S-2. A registration statement (Registration No. 333-04249) on Form S-2 relating to the Shares (the "initial registration statement"), including a preliminary prospectus and such amendments to such registration statement, as may have been required to the date of this Agreement, has been prepared by the Company under the provisions of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations (collectively referred to as the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, and has been filed with the Commission. If the Company elects to rely on Rule 462(b) of the Rules and Regulations ("Rule 462(b)") to register a portion of the Shares, a registration statement on Form S-2 relating to the Shares (the "Rule 462 registration statement") has been or will be prepared by the Company under the provisions of the Act and the Rules and Regulations and has been or will be filed with the Commission. The initial registration statement and the Rule 462 registration statement contain forms of preliminary prospectuses to be used in connection with the offering and sale of the Shares. The term "preliminary prospectus" as used herein means a preliminary prospectus as contemplated by Rule 430 or Rule 430A ("Rule 430A") of the Rules and Regulations included at any time as part of the initial registration statement. Copies of the initial registration statement and amendments thereto and the Rule 462 registration




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         statement, if any, have been delivered to the Representative, and copies of each related Preliminary Prospectus have been delivered to the Representative. If the initial registration statement has not become effective, a further amendment to the initial registration statement, including a form of final prospectus, necessary to permit the initial registration statement to become effective will be filed promptly by the Company with the Commission. If the initial registration statement has become effective, a final prospectus containing information permitted to be omitted at the time of effectiveness of the initial registration statement by Rule 430A will be filed by the Company with the Commission in accordance with Rule 424(b) of the Rules and Regulations ("Rule 424(b)") promptly after execution and delivery of the Price Determination Agreement. The term "Registration Statement" means, collectively, (i) the initial registration statement as amended at the time it becomes or became effective (the "Effective Date"), including financial statements and all exhibits and any information deemed to be included by Rule 430A, and (ii) if the Company elects to rely on Rule 462(b) to register a portion of the Shares, the Rule 462 registration statement at the time it becomes or became effective (the "Rule 462 Effective Date"). The term "Prospectus" means a prospectus relating to the Shares in the form it is first filed with the Commission pursuant to Rule 424(b), or if the Company elects to rely on Rule 434(c) of the Rules and Regulations ("Rule 434(c)"), the Preliminary Prospectus and abbreviated term sheet in the form such term sheet is first filed with the Commission pursuant to Rule 424(b) (the "Prospectus") or, if such filing under Rule 424(b) is not required, the form of final prospectus included in the Registration Statement at the Effective Date and the Rule 462 Effective Date, if applicable. Any reference herein to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-2 which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or




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         before the Effective Date, the Rule 462 Effective Date, or the date of such preliminary prospectus or the Prospectus, as the case may be. Any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date, the Rule 462 Effective Date, or the date of any preliminary prospectus or the Prospectus, as the case may be, and deemed to be incorporated therein by reference.

                  (b) On the Effective Date, the Rule 462 Effective Date, the date the Prospectus is first filed with the Commission pursuant to Rule 424(b) (if required), at all times subsequent to and including the Closing Date and, if later, the Option Closing Date and when any post-effective amendment to the Registration Statement becomes effective or any amendment or supplement to the Prospectus is filed with the Commission, the Registration Statement and the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment or supplement thereto), including the financial statements included or incorporated by reference in the Prospectus, did or will comply with all applicable provisions of the Act, the Exchange Act, the rules and regulations thereunder (the "Exchange Act Rules and Regulations") and the Rules and Regulations and will contain all statements required to be stated therein in accordance with the Act, the Exchange Act, the Exchange Act Rules and Regulations and the Rules and Regulations. On the Effective Date, the Rule 462 Effective Date, and when any post-effective amendment to the Registration Statement becomes effective, no part of the Registration Statement or any such amendment did or will contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. At the Effective Date, the Rule 462 Effective Date, the date the Prospectus or any amendment or supplement to the




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         Prospectus is filed with the Commission and at the Closing Date and, if later, the Option Closing Date, the Prospectus did not or will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing representations and warranties in this Section 3(b) do not apply to any statements or omissions made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Company by the Representative specifically for inclusion in the Registration Statement or Prospectus or any amendment or supplement thereto. For all purposes of this Agreement, the amounts of the selling concession and reallowance set forth in the Prospectus constitute the only information relating to any Underwriter furnished in writing to the Company by the Representative on behalf of the Underwriters expressly for inclusion in the Preliminary Prospectus, the Registration Statement or the Prospectus. The Company has not distributed any offering material in connection with the offering or sale of the Shares other than the Registration Statement, the preliminary prospectus, the Prospectus or any other materials, if any, permitted by the Act.

                  (c) The documents which are incorporated by reference in the preliminary prospectus and the Prospectus or from which information is so incorporated by reference, when they become effective or were filed with the Commission, as the case may be, complied in all material respects with the requirements of the Act or the Exchange Act, as applicable, the Exchange Act Rules and Regulations and the Rules and Regulations; and any documents so filed and incorporated by reference subsequent to the Effective Date shall, when they are filed with the Commission, conform in all material respects with the requirements of the Act and the Exchange Act, as applicable, the Exchange Act Rules and Regulations and the Rules and Regulations.





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                  (d) The only subsidiaries (as defined in the Rules and
         Regulations) of the Company are the subsidiaries listed on Exhibit C attached hereto (the "subsidiaries"). The Company and each of its subsidiaries is, and at the Closing Date will be, a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. The Company and each of its subsidiaries has, and at the Closing Date will have, full power and authority to conduct all the activities conducted by it, to own or lease all the assets owned or leased by it and to conduct its business as described in the Registration Statement and the Prospectus. The Company and each of its subsidiaries is, and at the Closing Date will be, duly licensed or qualified to do business and in good standing as a foreign corporation in all jurisdictions in which the nature of the activities conducted by it or the character of the assets owned or leased by it makes such licensing or qualification necessary except where the failure to be so qualified, considering all such cases in the aggregate, does not involve a material risk to the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company and its subsidiaries. Except for the stock of its subsidiaries and as disclosed in the Registration Statement, the Company does not own, and at the Closing Date will not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any firm, partnership, joint venture, association or other entity. Complete and correct copies of the charter documents, by-laws, and other governing instruments of the Company and each of its subsidiaries and all amendments thereto have been delivered to the Representative, and no changes therein will be made subsequent to the date hereof and prior to the Closing Date or, if later, the Option Closing Date.

                  (e) The outstanding shares of Common Stock and Class A Common Stock, par value $.01 per share, of the Company ("Class A Common Stock"), have been, and the




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         Shares to be issued and sold by the Company upon such issuance will be, duly authorized, validly issued, fully paid and nonassessable and will not be subject to any preemptive or similar right. The description of the Common Stock, and the statement of the authorized and outstanding capital stock of the Company, contained or incorporated by reference in the Registration Statement and the Prospectus is, and at the Closing Date will be, complete and accurate in all material respects. Except as set forth in the Prospectus, the Company does not have outstanding, and at the Closing Date will not have outstanding, any options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or any contracts or commitments to issue or sell, any shares of Common Stock, Class A Common Stock, any shares of capital stock of any subsidiary or any such warrants, convertible securities or obligations. All of the issued and outstanding shares of capital stock of, or other ownership interests in, each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and nonassessable, and, except as disclosed in the Prospectus as of the Closing Date and, if later, the Option Closing Date, all of the shares of capital stock of, or other ownership interests in, each subsidiary of the Company will be owned, directly or through subsidiaries of the Company, by the Company free and clear of any security interest, mortgage, pledge, claim, lien or encumbrance. No subsidiary of the Company is prohibited, directly or indirectly, from paying any dividends to the Company or any other subsidiary of the Company, from making any other distribution on such subsidiary's capital stock, from repaying to the Company or any other subsidiary of the Company, any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary's property or assets to the Company or any other subsidiary of the Company, except as described in or contemplated by the Prospectus.

              (f) The financial statements and schedules included or incorporated by reference in the Registration




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         Statement or the Prospectus present fairly the consolidated financial condition of the Company as of the respective dates thereof and the consolidated results of operations and cash flows of the Company for the respective periods covered thereby, all in conformity with generally accepted accounting principles applied on a consistent basis throughout the entire period involved, except as otherwise disclosed in the Prospectus. No other financial statements or schedules of the Company are required by the Act, the Exchange Act or the Rules and Regulations to be included in the Registration Statement or the Prospectus. Deloitte & Touche LLP (the "Accountants"), who have reported on such financial statements and schedules, are independent accountants with respect to the Company as required by the Act and the Rules and Regulations. No other financial statements or schedules of any subsidiary are required by the Act, the Exchange Act or the Rules and Regulations to be included in the Registration Statement or the Prospectus. The statements included in the Registration Statement with respect to the Accountants pursuant to Rule 509 of Regulation S-K of the Rules and Regulations are true and correct in all material respects.

                  (g) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (h) Subsequent to the respective dates as of which information is given in the Registration Statement and




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         the Prospectus and prior to the Closing Date, except as set forth in or contemplated by the Registration Statement and the Prospectus, (i) there has not been and will not have been any change in the capitalization of the Company, or any material adverse change in the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company and its subsidiaries, arising for any reason whatsoever, (ii) neither the Company nor any of its subsidiaries has incurred nor will it incur any material liabilities or obligations, direct or contingent, nor has it entered into nor will it enter into any material transactions other than pursuant to this Agreement and the transactions referred to herein and (iii) the Company has not and will not have paid or declared any dividends or other distributions of any kind on any class of its capital stock.

                  (i) Neither the Company nor any subsidiary is an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

                  (j) Except as set forth in the Registration Statement and the Prospectus, there are no actions, suits or proceedings pending or threatened against or affecting the Company or any of its subsidiaries or any of their respective officers in their capacities as such, before or by any Federal or state court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, wherein an unfavorable ruling, decision or finding might materially and adversely affect the Company or any of its subsidiaries or its business, properties, business prospects, condition (financial or otherwise) or results of operations.

                  (k) The Company and each of its subsidiaries has, and at the Closing Date will have, (i) all governmental licenses, permits, consents, orders, approvals and other authorizations necessary to carry on its business as




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         contemplated in the Prospectus, (ii) complied in all respects with all laws, regulations and orders applicable to it or its business and (iii) performed all its obligations required to be performed by it, and is not, and at the Closing Date will not be, in default, under any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement, lease, contract or other agreement or instrument (collectively a "contract or other agreement") to which it is a party or by which its property is bound or affected. To the best knowledge of the Company and each of its subsidiaries, no other party under any contract or other agreement to which it is a party is in default in any respect thereunder. Neither the Company nor any of its subsidiaries is, nor at the Closing Date will any of them be, in violation of any provision of its charter documents, by-laws, or other governing instruments.

                  (l) No consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required for the consummation by the Company of the transactions on its part contemplated herein, except such as have been obtained under the Act or the Rules and Regulations and such as may be required under state securities or Blue Sky laws or the by-laws and rules of the National Association of Securities Dealers, Inc. (the "NASD") in connection with the purchase and distribution by the Underwriters of the Shares to be sold by the Company.

                  (m) The Company has full corporate power and authority to enter into this Agreement. This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company and is enforceable against the Company in accordance with the terms hereof and thereof. The performance of this Agreement and the consummation of the transactions contemplated hereby will not result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company or any of its




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         subsidiaries pursuant to the terms or provisions of, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or give any other party a right to terminate any of its obligations under, or result in the acceleration of any obligation under, the charter documents, by-laws, or other governing instruments of the Company or any of its subsidiaries, any contract or other agreement to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of its properties is bound or affected, or violate or conflict with any judgment, ruling, decree, order, statute, rule or regulation of any court or other governmental agency or body applicable to the business or properties of the Company or any of its subsidiaries.

                  (n) The Company and each of its subsidiaries has good and marketable title to all properties and assets described in the Prospectus as owned by them, free and clear of all liens, charges, encumbrances or restrictions, except such as are described in the Prospectus or are not material to the business of the Company or its subsidiaries. The Company and each of its subsidiaries has valid, subsisting and enforceable leases for the properties described in the Prospectus as leased by it, with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such properties by the Company and such subsidiaries.

                  (o) There is no document or contract of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required. All such contracts to which the Company or any of its subsidiaries is a party have been duly authorized, executed and delivered by the Company or such subsidiary, constitute valid and binding agreements of the Company or such subsidiary and are enforceable against the Company or such subsidiary in accordance with the terms thereof.





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                  (p) No statement, representation, warranty or covenant made by the Company in this Agreement or made in any certificate or document required by this Agreement to be delivered to the Representative was or will be, when made, inaccurate, untrue or incorrect.

                  (q) Neither the Company nor any of its directors, officers or controlling persons has taken, directly or indirectly, any action intended, or which might reasonably be expected, to cause or result, under the Act or otherwise, in, or which has constituted, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

                  (r) No holder of securities of the Company has rights to the registration of any securities of the Company because of the filing of the Registration Statement.

                  (s) The Shares are duly authorized for listing, subject to official notice of issuance, on the New York Stock Exchange.

                  (t) Neither the Company nor any of its subsidiaries is involved in any material labor dispute nor, to the knowledge of the Company, is any such dispute threatened.

                  (u) The Company and its subsidiaries own, or are licensed or otherwise have the full exclusive right to use, the patents, patent rights, inventions, know-how (including trade secrets and other unpatented and unpatentable proprietary or confidential information, systems or procedures) and all material trademarks and trade names which are used in or necessary for the conduct of their respective businesses as described in the Prospectus. No claims have been asserted by any person to the use of any of the foregoing or challenging or questioning the validity or effectiveness of any of the foregoing. The use, in connection with the business and operations of the Company and its subsidiaries of the foregoing does not infringe on the rights of any person.




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                  (v) Neither the Company nor any of its subsidiaries nor, to the Company's knowledge, any employee or agent of the Company or any subsidiary has made any payment of funds of the Company or any subsidiary or received or retained any funds in violation of any law, rule or regulation which payment, receipt or retention is of a character required to be disclosed in the Prospectus.

                  (w) The Company and its subsidiaries have filed all necessary federal, state and foreign income and franchise tax returns and have paid all taxes shown as due thereon except where extensions have been obtained or a failure to file a return would not have a material adverse effect on the condition (financial or otherwise) or the results of operations of the Company and its subsidiaries, taken as a whole; and the Company has no knowledge of any tax deficiency which has been or might be asserted or threatened against the Company or any of its subsidiaries which could materially and adversely affect the condition (financial or otherwise) or the results of operations of the Company and its subsidiaries, taken as a whole.

                  (x) All material transactions between the Company and its subsidiaries and the officers, directors and major stockholders of the Company have been accurately disclosed in the Registration Statement and the terms of each such transaction are fair to the Company and comparable to the terms that could have been obtained from unrelated parties.

                  (y) The Company and its subsidiaries maintain in full force and effect insurance of the types and in the amounts generally deemed adequate for their businesses, including, but not limited to, insurance covering real and personal property owned or leased by them against theft, damage, destruction, acts of vandalism and all other risks customarily insured against except where the failure to maintain such insurance would not have a material adverse effect on the condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole.

                  (z) Neither the Company nor any of its subsidiaries has at any time during the last five years made any payment to any government officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by laws of the United States or any jurisdiction thereof.

                  4. Representations and Warranties of the Selling Shareholders. Each of the Selling Shareholders, severally and not jointly, represents, warrants and covenants to each Underwriter that:

                  (a) Such Selling Shareholder has full power and authority to enter into this Agreement. All authorizations and consents necessary for the execution and delivery by such Selling Shareholder of the Agreement and Power of Attorney, and for the execution of this Agreement on behalf of such Selling Shareholder, have been given. Each person acting as trustee of such a Selling Shareholder organized as a trust has the authority to so act under the terms of the trust instruments and no claim has been asserted by a beneficiary of such trust or any other person contesting the trustee's authority so to act or objecting in any way to the trustee's actions taken or proposed to be taken in connection with the Agreement and Power of Attorney or this Agreement. Each of the Agreement and Power of Attorney and this Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Shareholder and constitutes a valid and binding agreement of such Selling Shareholder and is enforceable against such Selling Shareholder in accordance with the terms thereof and hereof.

                  (b) Such Selling Shareholder now has, and at the time of delivery thereof hereunder will have, (i) good and marketable title to the Shares to be sold by such Selling Shareholder hereunder, free and clear of all liens, encumbrances and claims whatsoever (other than pursuant to the Agreement and Power of Attorney), and (ii) full legal right and power, and all authorizations and approvals required by law, to sell, transfer and deliver such Shares to the Underwriters hereunder and to make the representations, warranties and agreements made by such Selling Shareholder herein and therein. Upon the delivery of and payment for such Shares hereunder, such Selling Shareholder will deliver good and marketable title thereto, free and clear of all liens, encumbrances and claims whatsoever.

                  (c) On the Closing Date or the Option Closing Date, as the case may be, all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Shares to be sold by such Selling Shareholder to the several Underwriters hereunder will have been fully paid or provided for by such Selling Shareholder and all laws imposing such taxes will have been fully complied with.

                  (d) The performance of this Agreement and the consummation of the transactions contemplated hereby will not result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of such Selling Shareholder pursuant to the terms or provisions of, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the acceleration of any obligation under, if such Selling Shareholder is a corporation, partnership, limited liability company, trust, estate or other entity, the organizational documents of such Selling Shareholder, or, as to all such Selling Shareholders, any contract or other agreement to which such Selling Shareholder is a party or by which such Selling Shareholder or any of its property is bound or affected, or under any ruling, decree, judgment, order, statute, rule or regulation of any court or other governmental agency or body having jurisdiction over such Selling Shareholder or the property of such Selling Shareholder.

                  (e) No consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required for the consummation by such Selling Shareholder of the transactions on its part contemplated herein and in the Agreement and Power of Attorney, except such as have been obtained under the Act or the Rules and Regulations and such as may be required under state securities or Blue Sky laws or the by-laws and rules of the NASD in connection with the purchase and distribution by the Underwriters of the Shares to be sold by such Selling Shareholder.

                  (f) Such Selling Shareholder has no knowledge of any material fact or condition not set forth in the Registration Statement or the Prospectus which has adversely affected, or may adversely affect, the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company, and the sale of the Shares proposed to be sold by such Selling Shareholder is not prompted by any such knowledge.

                  (g) With respect to all information pertaining to such Selling Shareholder contained in the Registration Statement and the Prospectus (as amended or supplemented, if the Company shall have filed with the Commission any amendment or supplement thereto), the Registration Statement and Prospectus complied and will comply with all applicable provisions of the Act and the Rules and Regulations, contain and will contain all statements required to be stated therein in accordance with the Act and the Rules and Regulations, and do not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading.

                  (h) To the best knowledge of such Selling Shareholder, the representations and warranties of the Company contained in Section 3 are true and correct.

                  (i) Other than as permitted by the Act and the Rules and Regulations, such Selling Shareholder has not distributed and will not distribute any preliminary prospectus, the Prospectus or any other offering material in connection with the offering and sale of the Shares. Such Selling Shareholder has not taken, directly or indirectly, any action intended, or which might reasonably be expected, to cause or result in, under the Act or otherwise, or which has constituted, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

                  (j) Certificates in negotiable form for the Firm Shares to be sold hereunder by such Selling Shareholder have been placed in custody, for the purpose of making delivery of such Firm Shares under this Agreement, under the Agreement and Power of Attorney which appoints _______ as custodian (the "Custodian") for each Selling Shareholder. Such Selling Shareholder agrees that the Shares represented by the certificates held in custody for him, her or it under the Agreement and Power of Attorney are for the benefit of and coupled with and subject to the interest hereunder of the Custodian, the Committee, the Underwriters, each other Selling Shareholder and the Company, that the arrangements made by such Selling Shareholder for such custody and the appointment of the Custodian and the Committee by such Selling Shareholder are irrevocable, and that the obligations of such Selling Shareholder hereunder shall not be terminated by operation of law, whether by the death, disability, incapacity or liquidation of any Selling Shareholder or the occurrence of any other event. If any Selling Shareholder should die, become disabled or incapacitated or be liquidated or if any other such event should occur before the delivery of the Firm Shares hereunder, certificates for the Firm Shares shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement and actions taken by the Committee and the Custodian pursuant to the Agreement and Power of Attorney shall be as valid as if such death, liquidation, incapacity or other event had not occurred, regardless of whether or not the Custodian or the

         Committee, or either of them, shall have received notice thereof.

                  5. Agreements of the Company and the Selling Shareholders. The Company and the Selling Shareholders (as to Sections 5(i), (j), (k), (n), (o),
(p) and (q)) agree, severally and not jointly, with the several Underwriters as follows:

                  (a) The Company will not, either prior to the Effective Date or thereafter during such period as the Prospectus is required by law to be delivered in connection with sales of the Shares by an Underwriter or dealer, file any amendment or supplement to the Registration Statement or the Prospectus, unless a copy thereof shall first have been submitted to the Representative within a reasonable period of time prior to the filing thereof and the Representative shall have not objected thereto in good faith.

                  (b) The Company will use its best efforts to cause the Registration Statement to become effective, and will notify the Representative promptly, and will confirm such advice in writing (1) when the Registration Statement (including the Rule 462 registration statement, if any) has become effective and when any post-effective amendment thereto becomes effective, (2) of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (3) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose or the threat thereof, (4) of the happening of any event during the period mentioned in the second sentence of Section 5(e) that in the judgment of the Company makes any statement made in the Registration Statement or the Prospectus untrue or that requires the making of any changes in the Registration Statement or the Prospectus in order to make the statements therein, in light of the circumstances in which they are made, not misleading and (5) of receipt by the Company or any representative or attorney of the

         Company of any other communication from the Commission relating to the Company, the Registration Statement, any preliminary prospectus or the Prospectus. If at any time the Commission shall issue any order suspending the effectiveness of the Registration Statement, the Company will make every reasonable effort to obtain the withdrawal of such order at the earliest possible moment. If the Company has omitted any information from the Registration Statement pursuant to Rule 430A, the Company will use its best efforts to comply with the provisions of and make all requisite filings with the Commission pursuant to said Rule 430A and to notify the Representative promptly of all such filings.

                  (c) The Company will furnish to the Representative, without charge, two signed copies of the Registration Statement and of any post-effective amendment thereto, including financial statements and schedules, and all exhibits thereto (including any document filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus), and will furnish to the Representative, without charge, for transmittal to each of the other Underwriters, a copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules but without exhibits.

                  (d) The Company will comply with all the provisions of any undertakings contained in the Registration Statement.

                  (e) On the Effective Date, and thereafter from time to time, the Company will deliver to each of the Underwriters, without charge, as many copies of the Prospectus or any amendment or supplement thereto as the Representative may reasonably request. The Company consents to the use of the Prospectus or any amendment or supplement thereto by the several Underwriters and by all dealers to whom the Shares may be sold, both in connection with the offering or sale of the Shares and for any period of time thereafter during which the

         Prospectus is required by law to be delivered in connection therewith. If during such period of time any event shall occur which in the judgment of the Company or counsel to the Underwriters should be set forth in the Prospectus in order to make any statement therein, in the light of the circumstances under which it was made, not misleading, or if it is necessary to supplement or amend the Prospectus to comply with law, the Company will forthwith prepare and duly file with the Commission an appropriate supplement or amendment thereto, and will deliver to each of the Underwriters, without charge, such number of copies of such supplement or amendment to the Prospectus as the Representative may reasonably request. The Company shall not file any document under the Exchange Act before the termination of the offering of the Shares by the Underwriters if such document would be deemed to be incorporated by reference into the Prospectus which is not approved by the Representative after reasonable notice thereof.

                  (f) Prior to any public offering of the Shares, the Company will cooperate with the Representative and counsel to the Underwriters in connection with the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representative may request, including, without limitation, the provinces and territories of Canada and other jurisdictions outside the United States; provided, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general service of process in any jurisdiction where it is not now so subject.

                  (g) During the period of five years commencing on the Effective Date, the Company will furnish to the Representative and each other Underwriter who may so request copies of such financial statements and other periodic and special reports as the Company may from time to time distribute generally to the holders of any class of its capital stock, and will furnish to the Representative and each other Underwriter who may so request a copy of each annual or other report it shall be required to file with the Commission.

                  (h) The Company will make generally available to holders of its securities as soon as may be practicable but in no event later than the last day of the fifteenth full calendar month following the calendar quarter in which the Effective Date falls, an earnings statement (which need not be audited but shall be in reasonable detail) for a period of 12 months ended commencing after the Effective Date, and satisfying the provisions of Section 11(a) of the Act (including Rule 158 of the Rules and Regulations).

                  (i) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company and the Selling Shareholders, jointly and severally, will pay, or reimburse if paid by the Representative, all costs and expenses incident to the performance of the obligations of the Company and the Selling Shareholders under this Agreement, including but not limited to costs and expenses of or relating to (1) the preparation, printing and filing of the Registration Statement and exhibits to it, each preliminary prospectus, Prospectus and any amendment or supplement to the Registration Statement or Prospectus, (2) the preparation and delivery of certificates representing the Shares, (3) the printing of this Agreement, the Agreement Among Underwriters, any Dealer Agreements, any Underwriters' Questionnaire and the Agreement and Power of Attorney, (4) furnishing (including costs of shipping and mailing) such copies of the Registration Statement, the Prospectus and any preliminary prospectus, and all amendments and supplements thereto, as may be requested for use in connection with the offering and sale of the Shares by the Underwriters or by dealers to whom Shares may be sold, (5) the listing of the Shares on the New York Stock Exchange, (6) any filing fees required to be paid by the Underwriters to the NASD, and the fees, disbursements and other charges of counsel for the Underwriters in connection therewith, (7) the registration or qualification of the Shares for the offer and sale under the securities or Blue Sky laws of such jurisdictions designated pursuant to Section 5(f), including the fees, disbursements and other charges of counsel (including counsel in Canadian provinces and territories) to the Underwriters in connection therewith, and the preparation and printing of preliminary, supplemental and final Blue Sky memoranda, (8) counsel to the Company and counsel to the Selling Stockholders and (9) the transfer agent and registrar for the Shares.

                  (j) If this Agreement shall be terminated by the Company or the Selling Shareholders pursuant to any of the provisions hereof or thereof (otherwise than pursuant to Section 9 hereof and Section 9 thereof) or if for any reason the Company or any Selling Shareholder shall be unable to perform its obligations hereunder or thereunder, the Company and the Selling Shareholders, jointly and severally, will reimburse the several Underwriters for all out-of-pocket expenses (including the fees, disbursements and other charges of counsel to the Underwriters) reasonably incurred by them in connection herewith.

                  (k) The Company and the Selling Shareholders will not at any time, directly or indirectly, take any action intended, or which might reasonably be expected, to cause or result in, or which will constitute, stabilization of the price of the shares of Common Stock or the Class A Common Stock to facilitate the sale or resale of any of the Shares.

                  (l) The Company will apply the net proceeds from the offering and sale of the Shares to be sold by the Company in the manner set forth in the Prospectus under "Use of Proceeds".

                  (m) The Company will not, and will cause each of its executive officers, directors and each beneficial owner of more than 5% of the outstanding shares of Class A Common Stock and/or Common Stock to enter into agreements with the Representative in the form set forth in Exhibit D to the effect that they will not, for a period of 120 days after the commencement of the public offering of the Shares, without the prior written consent of the Representative.

                  (n) Each Selling Shareholder will not, for a period of 120 days after the commencement of the public offering of the Shares, without the prior written consent of the Representative, (i) directly or indirectly, assign, transfer, offer, sell, agree to sell, issue, hypothecate, or otherwise dispose of any shares of Common Stock or Class A Common Stock or securities convertible into or exchangeable for or any rights to acquire shares of Common Stock or Class A Common Stock or (ii) any way reduce his, her or its risk of ownership or investment in any shares of Common Stock or Class A Common Stock other than pursuant to bona fide gifts to persons who agree in writing with the Representative to be bound by the provisions of this Section 5(n).

                  (o) The Selling Shareholders will not, without the prior written consent of the Representative, make any bid for or purchase any shares of Common Stock or Class A Common Stock during the 120-day period following the date hereof.

                  (p) As soon as any Selling Shareholder is advised thereof, such Selling Shareholder will advise the Representative and confirm such advice in writing, (1) of receipt by such Selling Shareholder, or by any representative of such Selling Shareholder, of any communication from the Commission relating to the Registration Statement, the Prospectus or any preliminary prospectus, or any notice or order of the Commission relating to the Company or any of the Selling Shareholders in connection with the transactions contemplated by this Agreement and
         (2) of the happening of any event during the period from and after the

         Effective Date that in the judgment of such Selling Shareholder makes any statement made in the Registration Statement or the Prospectus untrue or that requires the making of any changes in the Registration Statement or the Prospectus in order to make the statements therein, in light of the circumstances in which they were made, not misleading.

                  (q) The Selling Shareholders will deliver to the Representative prior to or on the Closing Date a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

                  6. Conditions of the Obligations of the Underwriters. In addition to the execution and delivery of the Price Determination Agreement, the obligations of each Underwriter hereunder are subject to the following conditions:

                  (a) Notification that the Registration Statement has become effective shall be received by the Representative not later than 5:00 p.m., New York City time, on the date of this Agreement or at such later date and time as shall be consented to in writing by the Representative and all filings required by Rules 424 and 462 of the Rules and Regulations and Rule 430A shall have been made.

                  (b) (i) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall be pending or threatened by the Commission, (ii) no order suspending the effectiveness of the Registration Statement or the qualification or registration of the Shares under the securities or Blue Sky laws of any jurisdiction shall be in effect and no proceeding for such purpose shall be pending before or threatened or contemplated by the Commission or the authorities of any such jurisdiction, (iii) any request for additional information on the part of the staff of the Commission or any such authorities shall have been compiled with to the satisfaction of the staff of the Commission or such authorities and (iv) after the date hereof no amendment or supplement to the Registration Statement or the Prospectus shall have been filed unless a copy thereof was first submitted to the Representative and the Representative does not object thereto in good faith, and the Representative shall have received certificates, dated the Closing Date and the Option Closing Date and signed by the Chief Executive Officer or the Chairman of the Board of Directors of the Company and the Chief Financial Officer of the Company (who may, as to proceedings threatened, rely upon the best of their information and belief), to the effect of clauses (i), (ii) and (iii).

                  (c) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) there shall not have been a material adverse change in the general affairs, business, business prospects, properties, management, condition (financial or otherwise) or results of operations of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, in each case other than as set forth in or contemplated by the Registration Statement and the Prospectus and (ii) neither the Company nor any of its subsidiaries shall have sustained any material loss or interference with its business or properties from fire, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree, which is not set forth in the Registration Statement and the Prospectus, if in the judgment of the Representative any such development makes it impracticable or inadvisable to consummate the sale and delivery of the Shares by the Underwriters at the public offering price specified in the Price Determination Agreement.

                  (d) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall have been no litigation or other proceeding instituted against the Company or any of its subsidiaries or any of their respective officers or directors in their capacities as such, before or by any Federal, state or local court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, in which litigation or proceeding an unfavorable ruling, decision or finding would materially and adversely affect the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company and its subsidiaries taken as a whole.

                  (e) Each of the representations and warranties of the Company and the Selling Shareholders contained herein shall be true and correct in all material respects at the Closing Date and, with respect to the Option Shares, at the Option Closing Date as if made at the Closing Date and, with respect to the Option Shares, at the Option Closing Date, and all covenants and agreements contained herein to be performed on the part of the Company and the Selling Shareholders and all conditions contained herein to be fulfilled or complied with by the Company and the Selling Shareholders at or prior to the Closing Date and, with respect to the Option Shares, at or prior to the Option Closing Date, shall have been duly performed, fulfilled or complied with.

                  (f) The Representative shall have received an opinion, dated the Closing Date and, with respect to the Option Shares, the Option Closing Date, and satisfactory in form and substance to counsel for the Underwriters, from Duane, Morris & Heckscher, counsel to the Company and the Selling Shareholders, to the effect set forth in Exhibit E.

                  (g) The Representative shall have received an opinion, dated the Closing Date and the Option Closing Date, from McDermott, Will & Emery, counsel to the Underwriters, with respect to the Registration Statement, the Prospectus and this Agreement, which opinion shall be satisfactory in all respects to the Representative.

                  (h) Concurrently with the execution and delivery of this Agreement, or, if the Company elects to rely on Rule 430A, on the date of the Prospectus, the Accountants shall have furnished to the Representative a letter, dated the date of its delivery, addressed to the Representative and in form and substance satisfactory to the Representative, confirming that they are independent accountants with respect to the Company as required by the Act and the Rules and Regulations and with respect to the financial and other statistical and numerical information contained in the Registration Statement or incorporated by reference therein. At the Closing Date and, as to the Option Shares, the Option Closing Date, the Accountants shall have furnished to the Representative another letter, dated the date of its delivery, which shall confirm, on the basis of a review in accordance with the procedures set forth in the letter referred to in the prior sentence, that nothing has come to their attention during the period from the date of the letter referred to in the prior sentence to a date (specified in the subsequent letter) not more than five days prior to the Closing Date and the Option Closing Date, as the case may be, which would require any change in the letter referred to in the prior sentence dated the date hereof if it were required to be dated and delivered at the Closing Date and the Option Closing Date.

                  (i) Concurrently with the execution and delivery of this Agreement, or, if the Company elects to rely on Rule 430A, on the date of the Prospectus, and at the Closing Date and, as to the Option Shares, the Option Closing Date, there shall be furnished to the Representative an accurate certificate, dated the date of its delivery, signed by each of the Chief Executive Officer and the Chief Financial Officer of the Company, in form and substance satisfactory to the Representative, to the effect that:

                      (i) Each signer of such certificate has carefully examined the Registration Statement and the Prospectus (including any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus) and (A) as of the date of such certificate, such documents are true and correct in all material respects and do not omit to state a material fact required to be stated therein or necessary in order to make the statements therein not untrue or misleading and (B) in the case of the certificate delivered at the Closing Date and the Option Closing Date, since the Effective Date no event has occurred as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein not untrue or misleading in any material respect and there has been no document required to be filed under the Exchange Act and the Exchange Act Rules and Regulations that upon such filing would be deemed to be incorporated by reference into the Prospectus that has not been so filed.

                           (ii) Each of the representations and warranties of
                  the Company contained in this Agreement were, when originally made, and are, at the time such certificate is dated, true and correct in all material respects.

                           (iii) Each of the covenants required to be performed
                  by the Company herein on or prior to the date of such certificate has been duly, timely and fully performed and each condition herein required to be satisfied or fulfilled on or prior to the date of such certificate has been duly, timely and fully satisfied or fulfilled.

                  (j) Concurrently with the execution and delivery of this Agreement and at the Closing Date and, as to the Option Shares, the Option Closing Date, there shall have been furnished to the Representative an accurate certificate, dated the date of its delivery, signed by the Committee on behalf of each of the Selling Shareholders, in form and substance satisfactory to the Representative, to the effect that the representations and warranties of each of the Selling Shareholders contained herein are true and correct in all material respects on and as of the date of such certificate as if made on and as of the date of such certificate, and each of the covenants and conditions required herein to be performed or complied with by the Selling Shareholders on or prior to the date of such certificate has been duly, timely and fully performed or complied with.

                  (k) On or prior to the Closing Date, the Representative shall have received the executed agreements referred to in Section 5(m).

                  (l) The Shares shall be qualified for sale in such jurisdictions as the Representative may reasonably request, each such qualification shall be in effect and not subject to any stop order or other proceeding on the Closing Date or the Option Closing Date.

                  (m) Prior to the Closing Date, the Shares shall have been duly authorized for listing by the New York Stock Exchange upon official notice of issuance.

                  (n) The Company and the Selling Shareholders shall have furnished to the Representative such certificates, in addition to those specifically mentioned herein, as the Representative may have reasonably requested as to the accuracy and completeness at the Closing Date and the Option Closing Date of any statement in the Registration Statement or the Prospectus or any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus, as to the accuracy at the Closing Date and the Option Closing Date of the representations and warranties of the Company and the Selling Shareholders herein, as to the performance by the Company and the Selling Shareholders of its and their respective obligations hereunder, or as to the fulfillment of the conditions concurrent and precedent to the obligations hereunder of the Representative.

                  7.  Indemnification.

                  (a) Each of the Company and the Selling Shareholders, jointly and severally, will indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person, if any, who controls each Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, liabilities, expenses and damages (including any and all investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, liabilities, expenses or damages arise out of or are based on any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement, or the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus, or in any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus, or the omission or alleged omission to state in such document a material fact required to be stated in it or necessary to make the statements in it not misleading, provided that the Company and the Selling Shareholders will not be liable to the extent that such loss, claim, liability, expense or damage arises from the sale of the Shares in the public offering to any person by a Underwriter and is based on an untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Company by the Representative on behalf of any Underwriter expressly for inclusion in the Registration Statement, the Preliminary Prospectus or the Prospectus. This indemnity agreement will be in addition to any liability that the Company or any Selling Shareholder might otherwise have.

                  (b) Each Underwriter will indemnify and hold harmless the Company, the Selling Shareholders, each person, if any, who controls the Company or the Selling Shareholders within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, each director of the Company and each officer of the Company who signs the Registration Statement to the same extent as the foregoing indemnity from the Company and the Selling Shareholders to each Underwriter, but only insofar as losses, claims, liabilities, expenses or damages arise out of or are based on any untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Company by the Representative on behalf of such Underwriter expressly for use in the Registration Statement, the Preliminary Prospectus or the Prospectus. This indemnity will be in addition to any liability that each Underwriter might otherwise have.

                  (c) Any party that proposes to assert the right to be indemnified under this Section 7 will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 7, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party will not relieve it from any liability that it may have to any indemnified party under the foregoing provisions of this Section 7 unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by the indemnifying party. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party,
(3) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction at any one time for all such indemnified parties. All such fees, disbursements and other charges will be reimbursed by the indemnifying party promptly as they are incurred. An indemnifying party will not be liable for any settlement of any action or claim effected without its written consent (which consent will not be unreasonably withheld).

                  (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in the foregoing paragraphs of this Section 7 is applicable in accordance with its terms but for any reason is held to be unavailable from the Company, the Selling Shareholders or the Underwriters, the Company, the Selling Shareholders and the Underwriters will contribute to the total losses, claims, liabilities, expenses and damages (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting any contribution received by the Company or the Selling Shareholders from persons other than the Underwriters, such as persons who control the Company or the Selling Shareholders within the meaning of the Act, officers of the Company who signed the Registration Statement and directors of the Company, who also may be liable for contribution) to which the Company or the Selling Shareholders and any one or more of the Underwriters may be subject in such proportion as shall be appropriate to reflect the relative benefits received by the Company and Selling Shareholders on the one hand and the Underwriters on the other. The relative benefits received by the Company and the Selling Shareholders, on the one hand, and the Underwriters, on the other, shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Shareholders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault of the Company and the Selling Shareholders, on the one hand, and the Underwriters, on the other, with respect to the statements or omissions which resulted in such loss, claim, liability, expense or damage, or action in respect thereof, as well as any other relevant equitable considerations with respect to such offering. Such relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Shareholders, or the Representative on behalf of the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 7(d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense or damage, or action in respect thereof, referred to above in this Section 7(d) shall be deemed to include, for purposes of this Section 7(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7(d), no Underwriter shall be required to contribute any amount in excess of the underwriting discounts received by it and no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 7(d) are several in proportion to their respective underwriting obligations and not joint. For purposes of this Section 7(d), any person who controls a party to this Agreement within the meaning of the Act will have the same rights to contribution as that party, and each officer of the Company who signed the Registration Statement will have the same rights to contribution as the Company, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this Section 7(d), will notify any such party or parties from whom contribution may be sought, but the omission so to notify will not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 7(d). No party will be liable for contribution with respect to any action or claim settled without its written consent (which consent will not be unreasonably withheld).

                  (e) The indemnity and contribution agreements contained in this Section 7 and the representations and warranties of the Company and the Selling Shareholders contained in this Agreement shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of the Underwriters, (ii) acceptance of any of the Shares and payment therefor or (iii) any termination of this Agreement.

         8. Termination. The obligations of the several Underwriters under this Agreement may be terminated at any time on or prior to the Closing Date (or, with respect to the Option Shares, on or prior to the Option Closing Date), by notice to the Company and the Committee from the Representative, without liability on the part of any Underwriter to the Company or any

Selling Shareholder, if, prior to delivery and payment for the Shares (or the Option Shares, as the case may be), in the sole judgment of the Representative,
(i) trading in any of the equity securities of the Company shall have been suspended by the Commission, by the New York Stock Exchange or by the American Stock Exchange, (ii) trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum or maximum prices shall have been generally established on such exchange, or additional material governmental restrictions, not in force on the date of this Agreement, shall have been imposed upon trading in securities generally by such exchange or by order of the Commission or any court or other governmental authority, (iii) a general banking moratorium shall have been declared by either Federal or New York State authorities, (iv) a moratorium in foreign exchange trading by major international banks shall have been declared or (v) any material adverse change in the financial or securities markets in the United States or Europe or in political, financial or economic conditions in the United States or Europe or any outbreak or escalation of hostilities or declaration by the United States of a national emergency or war or other calamity or crisis shall have occurred, the effect of any of which is such as to make it, in the sole judgment of the Representative, impracticable or inadvisable to market the Shares on the terms and in the manner contemplated by the Prospectus.

         9. Substitution of Underwriters. If any one or more of the Underwriters shall fail or refuse to purchase any of the Firm Shares which it or they have agreed to purchase hereunder, and the aggregate number of Firm Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of Firm Shares, the other Underwriters shall be obligated, severally, to purchase the Firm Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase, in the proportions which the number of Firm Shares which they have respectively agreed to purchase pursuant to Section 1 bears to the aggregate number of Firm Shares which all such non-defaulting Underwriters have so agreed to purchase, or in such other proportions as the Representative may specify; provided that in no event shall the maximum number of Firm Shares which any Underwriter has become obligated to purchase pursuant to Section 1 be increased pursuant to this Section 9 by more than one-ninth of the number of Firm Shares agreed to be purchased by such Underwriter without the prior written consent of such Underwriter. If any Underwriter or Underwriters shall fail or refuse to purchase any Firm Shares and the aggregate number of Firm Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase exceeds one-tenth of the aggregate number of the Firm Shares and arrangements satisfactory to the Representative, the Company and the Committee for the purchase of such Firm Shares are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, or the Company or any Selling Shareholder for the purchase or sale of any Shares under this Agreement. In any such case either the Representative or the Company and the Committee shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any documents or arrangements may be effected. Any action taken pursuant to this Section 9 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

         10. Miscellaneous. Notice given pursuant to any of the provisions of this Agreement shall be in writing and, unless otherwise specified, shall be mailed or delivered (a) if to the Company, at the office of the Company, 5190 Old Easton Road, Danboro, Pennsylvania 18916, Attention: Kenneth A. Swanstrom,
(b) if to any Selling Shareholder, ______________________, or (c) if to the Underwriters, to the Representative at the offices of PaineWebber Incorporated, 1285 Avenue of the Americas, New York, New York 10019, Attention: Corporate Finance Department. Any such notice shall be effective only upon receipt. Any notice under Section 8 or 9 may be made by telex or telephone, but if so made shall be subsequently confirmed in writing.

         This Agreement has been and is made solely for the benefit of the several Underwriters, the Company and the Selling Shareholders and the controlling persons, directors and officers referred to in Section 7, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" as used in this Agreement shall not include a purchaser, as such purchaser, of Shares from any of the several Underwriters.

         With respect to any obligation of the Company and the Selling Shareholders hereunder to make any payment, to indemnify for any liability or to reimburse for any expense, notwithstanding the fact that such obligation is a joint and several obligation of the Company and the Selling Shareholders, the Underwriters (or any other person to whom such payment, indemnification or reimbursement is owed) may pursue the Company with respect thereto prior to pursuing any Selling Shareholder.

         THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         This Agreement may be signed in two or more counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

         In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         The Company, the Selling Shareholders and the Underwriters each hereby irrevocably waive any right they may have to a trial by jury in respect of any claim based upon or arising out of this Agreement or the transactions contemplated hereby.

                                    * * * * *

         Please confirm that the foregoing correctly sets forth the agreement among the Company, the Selling Shareholders and the several Underwriters.



                                       Very truly yours,

                                       PENN ENGINEERING & MANUFACTURING
                                        CORP.


                                       By: _______________________________
                                           Title:


                                       THE SELLING SHAREHOLDERS NAMED IN
                                       SCHEDULE I ATTACHED HERETO

                                       By:  The Committee

                                       By: ________________________________
                                           Title:

Confirmed as of the date first above mentioned:

PAINEWEBBER INCORPORATED
  Acting on behalf of itself and as the
  Representative of the other several
  Underwriters named in Schedule II attached hereto.


By: PAINEWEBBER INCORPORATED


By: _________________________
    Title:

                                   SCHEDULE I


                              SELLING SHAREHOLDERS


                                                                Total
   Name of                                                  Number of Firm
   Selling                                                   Shares to be
 Shareholder                                                     Sold
- ------------                                                --------------
 Kenneth A. Swanstrom                                            100,000

 Trust under the Will of
  Gladys Swanstrom                                                97,500

 Trust under the Will of
  Klas A. Swanstrom                                               97,500

 Daryl L. Swanstrom                                              350,000

 Trust under Item Fourth of the Will of Lawrence W.
  Swanstrom                                                      100,000

 Trust under Item Fifth of of the Will of Lawrence W.
  Swanstrom                                                      200,000

 Trust under Deed of Klas A.
  Swanstrom dated 6/14/73                                         77,500

 Trust under Deed of Klas A.
  Swanstrom dated 9/26/66                                         ______

 Trust under Deed of Gladys
  Swanstrom dated 9/26/66                                         ______

       Total............................                             1,100,000
                                                                     =========

                                   SCHEDULE II


                                  UNDERWRITERS


                                                              Number of
     Name of                                                 Firm Shares
    Underwriter                                            to be Purchased


 PaineWebber Incorporated



























    Total............................                           $2,850,000
                                                                ==========

                                                                      EXHIBIT A

                     PENN ENGINEERING & MANUFACTURING CORP.

                                  ------------

                          PRICE DETERMINATION AGREEMENT



                              ___________ ___, 1996


PAINEWEBBER INCORPORATED
  As Representative of the
  several Underwriters
1285 Avenue of the Americas
New York, New York 10019

Dear Sirs:


                  Reference is made to the Underwriting Agreement, dated _________ ___, 1996 (the "Underwriting Agreement"), among Penn Engineering & Manufacturing Corp., a Delaware corporation (the "Company"), the Selling Shareholders named in Schedule I thereto (the "Selling Shareholders"), and the several Underwriters named in Schedule II thereto or hereto (the "Underwriters"), for whom PaineWebber Incorporated is acting as representative (the "Representative"). The Underwriting Agreement provides for the purchase by the Underwriters from the Company and the Selling Shareholders, subject to the terms and conditions set forth therein, of an aggregate of 2,850,000 shares (the "Firm Shares") of the Company's Common Stock, $.01 par value per share. This Agreement is the Price Determination Agreement referred to in the Underwriting Agreement.

                  Pursuant to Section 1 of the Underwriting Agreement, the undersigned agree with the Representative as follows:

                  1. The initial public offering price per share for the Firm Shares shall be $_____.

                  2. The purchase price per share for the Firm Shares to be paid by the several Underwriters shall be $_____ representing an amount equal to the initial public offering price set forth above, less $_______ per share.

                  The Company represents and warrants to each of the Underwriters that the representations and warranties of the Company set forth in
Section 3 of the Underwriting Agreement are accurate as though expressly made at and as of the date hereof.

                  The Selling Shareholders represent and warrant to each of the Underwriters that the representations and warranties of the Selling Shareholders set forth in Section 4 of the Underwriting Agreement are accurate as though expressly made at and as of the date hereof.

                  As contemplated by the Underwriting Agreement, attached as
Schedule II is a completed list of the several Underwriters, which shall be a part of this Agreement and the Underwriting Agreement.

                  This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                  If the foregoing is in accordance with your understanding of the agreement among the Underwriters, the Company and the Selling Shareholders, please sign and return to the Company a counterpart hereof, whereupon this instrument along with all counterparts and together with the Underwriting Agreement, shall be a binding agreement among the Underwriters, the Company and the Selling Shareholders in accordance with its terms and the terms of the Underwriting Agreement.

                                      * * *

                       Very truly yours,


                       PENN ENGINEERING & MANUFACTURING
                        CORP.



                       By: _______________________________
                           Title:


                       THE SELLING SHAREHOLDERS NAMED IN
                       SCHEDULE I ATTACHED TO THE
                       UNDERWRITING AGREEMENT

                       By:  The Committee


                       By: _________________________________________
                           Title:



Confirmed as of the date first above mentioned:

PAINEWEBBER INCORPORATED
  Acting on behalf of itself and as the Representative of the other several Underwriters named in Schedule II attached to the Underwriting Agreement.


By: PAINEWEBBER INCORPORATED


By: _________________________
    Title:

                                                                       EXHIBIT B


                         AGREEMENT AND POWER OF ATTORNEY

                     PENN ENGINEERING & MANUFACTURING CORP.

                                  Common Stock


______________ and
______________ and
- --------------

Penn Engineering & Manufacturing Corp.
5190 Old Easton Road
Danboro, Pennsylvania  18916

Dear Sirs:

                  The undersigned understands that Penn Engineering & Manufacturing Corp., a Delaware corporation (the "Company"), intends to file a registration statement (together with any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act") relating to the prior registration statement, the "Registration Statement") under the Act, in connection with the proposed public offering and sale by the Company, the undersigned (the "Selling Shareholder") and certain other selling shareholders (collectively, the "Selling Shareholders") of the Company's Common Stock, par value $.01 per share (the "Common Stock").

                  The Selling Shareholder desires to sell certain shares of Common Stock and to include such shares among the shares covered by the Registration Statement. The number of shares of Common Stock which the undersigned desires to sell (the "Shares") are set forth beneath the signature of the Selling Shareholder below.

                  Concurrently with the execution and delivery of this Agreement and Power of Attorney (the "Power of Attorney"), the undersigned is delivering to you, or requesting the Company to deliver to you, certificates for the Shares, which you are authorized to deposit with ___________, as custodian (the "Custodian"), pursuant to a custody agreement in the form attached as Attachment A hereto (the "Custody Agreement").

                  1. In connection with the foregoing, the Selling Shareholder hereby makes, constitutes and appoints you collectively, and each of you, individually (a "Member") and each of your respective substitutes under Section 3, the true and lawful attorneys-in-fact of the undersigned (the Members or any of them or their respective substitutes, being herein referred to collectively as the "Committee"), with full power and authority, in the name and on behalf of the Selling Shareholder:

                  (a) To enter into the Custody Agreement and deposit with the Custodian pursuant thereto the certificates for the Shares delivered to the Committee concurrently herewith;

                  (b) For the purpose of effecting the sale of the Shares, to execute and deliver (i) an Underwriting Agreement (the "Underwriting Agreement"), by and among the Company, the other Selling Shareholders and the representative (the "Representative"), selected by the Company, of the several Underwriters (the "Underwriters"), and (ii) a Price Determination Agreement (as defined in the Underwriting Agreement), by and among the Company, the other Selling Shareholders and the Representative of the several Underwriters;

                  (c) To endorse, transfer and deliver certificates for the Shares to or on the order of the Representative or to its nominee or nominees, and to give such orders and instructions to the Custodian as the Committee may in its sole discretion determine with respect to (i) the transfer on the books of the Company of the Shares in order to effect such sale (including the names in which new certificates for such Shares are to be issued and the denominations thereof); (ii) the delivery to or for the account of the Representative of the certificates for the Shares against receipt by the Custodian of the full purchase price to be paid therefor; (iii) the remittance to the Selling Shareholder of the Selling Shareholder's share of the proceeds, after payment of the expenses described in the Underwriting Agreement, from any sale of Shares; and (iv) the return to the Selling Shareholder of certificates representing the number of Shares (if any) deposited with the Custodian but not sold by the Selling Shareholder under the Registration Statement for any reason;

                  (d) To take for the Selling Shareholder all steps deemed necessary or advisable by the Committee in connection with the registration of the Shares under the Act, including without limitation filing amendments to the Registration Statement, filing a registration statement under Rule 462(b) relating to the Registration Statement, requesting acceleration of effectiveness of the Registration Statement, informing said Commission that the Selling Shareholder has no knowledge of any material adverse information with regard to the current and prospective operations of the Company which is not stated in the Registration Statement, and such other steps as the Committee may in its absolute discretion deem necessary or advisable;

                  (e) To make, acknowledge, verify and file on the behalf of the Selling Shareholder applications, consents to service of process and such other undertakings or reports as may be required by law with state commissioners or officers administering state securities or Blue Sky laws and to take any other action required to facilitate the qualification of the Shares under the securities or Blue Sky laws of the jurisdictions in which the Shares are to be offered;

                  (f) If necessary, to endorse (in blank or otherwise) on behalf of the Selling Shareholder the certificate or certificates representing the Shares, or a stock power or powers attached to such certificate or certificates; and

                  (g) To make, execute, acknowledge and deliver all such other contracts, orders, receipts, notices, requests, instructions, certificates, letters and other writings and, in general, to do all things and to take all action which the Committee in its sole discretion may consider necessary or proper in connection with or to carry out the aforesaid sale of Shares, as fully as could the Selling Shareholder if personally present and acting.

                  2. This Power of Attorney and all authority conferred hereby is granted and conferred subject to and in consideration of the interest of the Company, the Representative, the Underwriters and the other Selling Shareholders and, for the purpose of completing the transactions contemplated by this Power of Attorney, this Power of Attorney and all authority conferred hereby shall be irrevocable and shall not be terminated by any act of the Selling Shareholder or by operation of law, whether by the death, disability, or incapacity of the Selling Shareholder or by the occurrence of any other event or events, and if, after the execution hereof, the Selling Shareholder shall die or become disabled or incapacitated, or if any other such event or events shall occur before the completion of the transactions contemplated by this Power of Attorney, the Committee shall nevertheless be authorized and directed to complete all such transactions as if such death, disability, incapacity, or other event or events had not occurred and regardless of notice thereof.

                  3. Each Member shall have the full power to make and substitute any person in the place and stead of such Member, and the Selling Shareholder hereby ratifies and confirms all that each Member or substitute or substitutes shall do by virtue of these presents. All actions hereunder may be taken by any one Member or his substitute. In the event of the death, disability or incapacity of any Member, the remaining Member or Members shall appoint a substitute therefor.

                  4. The Selling Shareholder hereby represents, warrants and covenants that:

                  (a) All information furnished to the Company by or on behalf of the Selling Shareholder for use in connection with the preparation of the Registration Statement is and will be true and correct in all material respects and does not and will not omit any material fact necessary to make such information not misleading;

                  (b) The Selling Shareholder, having full right, power and authority to do so, has duly executed and delivered this Power and Attorney;

                  (c) The Selling Shareholder has carefully reviewed the Registration Statement and will carefully review each amendment thereto immediately upon receipt thereof from the Company and will promptly advise the Company in writing if:

                           (i) The name and address of the Selling Shareholder
                  is not properly set forth in each preliminary prospectus (collectively, the "Preliminary Prospectus") contained in the Registration Statement at the time it becomes effective;

                           (ii) The Selling Shareholder has reason to believe
                  that (A) any information furnished to the Company by or on behalf of the Selling Shareholder for use in connection with the Registration Statement, the Preliminary Prospectus, or the final prospectus (including the abbreviated term sheet, if any) (the "Prospectus") is not true and complete; and (B) any Preliminary Prospectus, the Prospectus and any supplements thereto contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                     (iii) The Selling Shareholder knows of any material adverse information with regard
                  to the current or prospective operations of the Company or any of its subsidiaries which is not disclosed in any Preliminary Prospectus, the Prospectus or the Registration Statement; or

                           (iv) Except as indicated in the Prospectus, the
                  Selling Shareholder knows of any arrangements made or to be made by any person, or of any transaction already effected,
                  (A) to limit or restrict the sale of shares of the Common Stock or the Company's Class A Common Stock, par value $.01 per share (the "Class A Common Stock") during the period of the public distribution, (B) to stabilize the market for the Common Stock and/or the Class A Common Stock or (C) to withhold commissions, or otherwise to hold any other person responsible for the distribution of the Shares;

                  (d) In connection with the offering of the Shares, the Selling Shareholder has not taken and will not knowingly take, directly or indirectly, any action intended to, or which might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Shares, the Common Stock or the Class A Common Stock to facilitate the sale or resale of the Shares;

                  (e) The Selling Shareholder has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Shares other than a Preliminary Prospectus, the Prospectus or other material permitted by the Act;

                  (f) The Selling Shareholder will notify the Company in writing immediately of any changes in the foregoing information which should be made as a result of developments occurring after the date hereof and prior to the Closing Date under the Underwriting Agreement, and the Committee may consider that there has not been any such development unless advised to the contrary;

                   (g) The Selling Shareholder has, and at the time of delivery of the Shares to the Representative it will have, full power and authority to enter into this Power of Attorney, to carry out the terms and provisions hereof and to make all the representations, warranties and covenants contained herein; and

                  (h) This Power of Attorney is the valid and binding agreement of the Selling Shareholder and is enforceable against the Selling Shareholder in accordance with its terms, except as such enforceability may be limited by general principles of equity, whether applied in a court of law or a court of equity, and by bankruptcy, insolvency and similar laws affecting creditors' rights and remedies generally.

                  5. The representations, warranties and covenants of the Selling Shareholder in this Power of Attorney are made for the benefit of, and may be relied upon by, the other Selling Shareholders, the Committee, the Company and its counsel, and their representatives, agents and counsel, the Custodian, the Underwriters and the Representative.

                  6. The Committee shall be entitled to act and rely upon any statement, request, notice or instructions respecting this Power of Attorney given to it by the Selling Shareholder, not only as to the authorization, validity and effectiveness thereof, but also as to truth and acceptability of any information therein contained.

                  It is understood that the Committee assumes no responsibility or liability to any person other than to deal with the Shares deposited with it and the proceeds from the sale of the Shares in accordance with the provisions hereof. The Committee makes no representations with respect to and shall have no responsibility for the Registration Statement, the Prospectus or any Preliminary Prospectus nor, except as herein expressly provided, for any aspect of the offering of Common Stock, and it shall not be liable for any error of judgment or for any act done or omitted or for any mistake of fact or law except for its own negligence or bad faith. The Selling Shareholder agrees to indemnify the Committee for and to hold the Committee harmless against any loss, claim, damage or liability incurred on its part arising out of or in connection with it acting as the Committee under this Power of Attorney, as well as the cost and expense of investigating and defending against any such loss, claim, damage or liability, except to the extent such loss claim, damage or liability is due to the negligence or bad faith of the Member seeking indemnification; provided that the maximum amount for which any Selling Shareholder shall be liable under this Agreement shall be the net proceeds from the offering received by such Selling Shareholder less any amounts for which such Selling Shareholder is liable under Section 7 of the Underwriting Agreement and Section 7 of the Custodian Agreement. The Selling Shareholder agrees that the Committee may consult with counsel of its own choice (who may be counsel for the Company) and it shall have full and complete authorization and protection for any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel.

                  It is understood that the Committee may, without breaching any express or implied obligation to the Selling Shareholder hereunder, release, amend or modify any other Power of Attorney granted by any other Selling Shareholder.

                  7. It is understood that the Committee shall serve entirely without compensation.

                  8. This Power of Attorney shall be governed by the laws of the State of New York.

                  This Power of Attorney may be signed in two or more counterparts with the same effect as if the signature thereto and hereto upon the same instrument.

                  In case any provision in this Power of Attorney shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  The Power of Attorney shall be binding upon the Committee and the Selling Shareholder and the heirs, legal representatives, distributees, successors and assigns of the Selling Shareholder.

                                      * * *

Dated: ________ ___, 1996

                                       Very truly yours,


                                       -----------------------------------


                                       -----------------------------------



                                       Signature(s) of Selling
                                            Shareholder(s)


                                       -----------------------------------


                                       SHARES TO BE SOLD:
                                       ______ shares of Common Stock



ACKNOWLEDGED AND ACCEPTED
THE COMMITTEE:


- -------------------------------



- -------------------------------

- -------------------------------




         NOTE:    SIGNATURES MUST BE NOTARIZED
                  Selling Shareholders should use the appropriate form for the state in which they are located.

                                                                   ATTACHMENT A


                                CUSTODY AGREEMENT


                  CUSTODY AGREEMENT, dated _________ ___, 1996, among _________________, as Custodian (the "Custodian"), and the persons listed on Annex I hereto (each a "Selling Shareholder" and collectively the "Selling Shareholders").

                  Penn Engineering & Manufacturing Corp., a Delaware corporation (the "Company"), intends to file a registration statement (together with any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act") relating to the prior registration statement, the "Registration Statement") with the Securities and Exchange Commission to register for sale to the public under the Act, shares of the Company's Common Stock, par value $.01 per share (the "Common Stock").

                  The shares to be covered by the Registration Statement shall consist of (a) up to 1,750,000 shares of Common Stock to be sold by the Company and (b) up to 1,100,000 shares of Common Stock (the "Shares") to be sold by the Selling Shareholders.

                  Each of the Selling Shareholders has executed and delivered a Power of Attorney (the "Power of Attorney") naming ____________ and ____________ and ____________, and each of them, as his attorney-in-fact (the "Committee"), for certain purposes, including the execution, delivery and performance of this Agreement in his name, place and stead, in connection with the proposed sale by each Selling Shareholder of the number of Shares set forth opposite such Selling Shareholder's name in Annex A.


                  1. A custody arrangement is hereby established by the Selling Shareholders with the Custodian with respect to the Shares, and the Custodian is hereby instructed to act in accordance with this Agreement and any amendments or supplements hereto authorized by the Committee.

                  2. There are herewith delivered to the Custodian, and the Custodian hereby acknowledges receipt of, certificates representing the Shares, which certificates have been endorsed in blank or are accompanied by duly executed stock powers, in each case with all signatures accompanied by the signature of another officer of the Company. Such certificates are to be held by the Custodian for the account of the Selling Shareholders and are to be disposed of by the Custodian in accordance with this Agreement.

                  3. The Custodian is authorized and directed by the Selling Shareholders:

                  (a) To hold the certificates representing the Shares delivered by the Selling Shareholders in its custody;

                  (b) On or prior to the closing date for any Shares sold pursuant to the Registration Statement (the "Closing Date"), to cause such Shares to be transferred on the books of the Company into such names as the Custodian shall have been instructed by the representative (the "Representative") of the several Underwriters (the "Underwriters"); to cause to be issued, against surrender of the certificates for the Shares, a new certificate or certificates for such Shares, free of any restrictive legend, registered in such name or names; to deliver such new certificates representing such Shares to the Representative, as instructed by the Representative on the Closing Date for their account or accounts against full payment therefor; and to give receipt for such payment; and

                  (c) To disburse such payments in the following manner: (i) to itself, as agent for the Selling Shareholders, a reserve amount to be designated in writing by the Committee from which amount the Custodian shall pay, as soon as reasonably practicable, any applicable stock transfer taxes; and (ii) to each Selling Shareholder, pursuant to the written instructions of the Committee, (A) on the Closing Date, a sum equal to the share of the proceeds to which such Selling Shareholder is entitled, as determined by the Committee, less the reserve amount designated by any Committee, and (B) promptly after all proper charges, disbursements, costs and expenses shall have been paid, any remaining balance of the amount reserved under clause (i) above. Before making any payment from the amount reserved under clause (i) above, except payments made pursuant to subclause (B) of clause (ii) above, the Custodian shall request and receive the written approval of the Committee.

                  4. Subject in each case to the indemnification obligations set forth in Section 7, in the event Shares of any Selling Shareholder are not sold prior to December 31, 1996, the Custodian shall deliver to such Selling Shareholder as soon as practicable after the earlier to occur of such date and termination of the offering of the Shares, certificates representing such Shares deposited by such Selling Shareholder. Certificates returned to any Selling Shareholder shall be returned with any related stock powers, and any new certificates issued to the Selling Shareholders with respect to such Shares shall bear any appropriate legend reflecting the unregistered status thereof under the Act.

                  5. This Agreement is for the express benefit of the Company and the Selling Shareholders, the Underwriters and the Representative. The obligations and authorizations of the Selling Shareholders hereunder are irrevocable and shall not be terminated by any act of any Selling Shareholder or by operation of law, whether by the death, disability, or incapacity of any Selling Shareholder or by the occurrence of any other event or events, and if after the execution hereof any Selling Shareholder shall die or become disabled or incapacitated, or if any other event or events shall occur before the delivery of such Selling Shareholder's Shares hereunder to the Representative, such Shares shall be delivered to the Representative in accordance with the terms and conditions of this Agreement, as if such event had not occurred, regardless of whether or not the Custodian shall have received notice of such event.

                  6. Until payment of the purchase price for the Shares has been made to the Selling Shareholders or to the Custodian, each

Selling Shareholder shall remain the owner of (and shall retain the right to receive dividends and distributions on, and to vote) the number of Shares delivered by him to the Custodian hereunder. Until such payment in full has been made or until the offering of Shares has been terminated, each Selling Shareholder agrees that it will not give, assign, sell, agree to sell, pledge, hypothecate, grant any lien on, transfer, or otherwise dispose of the Shares or any interests therein.

                  7. The Custodian shall assume no responsibility to any person other than to deal with the certificates for the Shares and the proceeds from the sale of the Shares represented thereby in accordance with the provisions hereof, and the Selling Shareholders, severally and not jointly, hereby agree to indemnify the Custodian for and to hold the Custodian harmless against any and all losses, claims, damages or liabilities incurred on its part arising out or in connection with it acting as the Custodian pursuant hereto, as well as the costs and expenses of investigating and defending any such losses, claims, damages or liabilities, except to the extent such losses, claims, damages or liabilities are due to the negligence or bad faith of the Custodian; provided that the maximum amount for which any Selling Shareholder shall be liable under this Agreement shall be the net proceeds from the offering received by such Selling Shareholder less any amounts for which such Selling Shareholder is liable for indemnification under Section 7 of the Underwriting Agreement and the Agreement and Power of Attorney. The Selling Shareholders agree that the Custodian may consult with counsel of its own choice (who may be counsel for the Company), and the Custodian shall have full and complete authorization and protection for any action taken or suffered by the Custodian hereunder in good faith and in accordance with the opinion of such counsel.

                  8. Each of the Selling Shareholders, severally and not jointly, hereby represents and warrants that: (a) it has, and at the time of delivery of its Shares to the Representative it will have, full power and authority to enter into this Agreement and the Power of Attorney, to carry out the terms and provisions hereof and thereof and to make all of the representations, warranties and agreements contained herein and therein; and (b) this Agreement and the Power of Attorney are the valid and binding agreements of such

Selling Shareholder and are enforceable against such Selling Shareholder in accordance with their respective terms.

                  9. The Custodian's acceptance of this Agreement by the execution hereof shall constitute an acknowledgment by the Custodian of the authorization herein conferred and shall evidence the Custodian's agreement to carry out and perform this Agreement in accordance with its terms.

                  10. The Custodian shall be entitled to act and rely upon any statement, request, notice or instruction with respect to this Agreement given to it on behalf of each of the Selling Shareholders if the same shall be made or given to the Custodian by the Committee, not only as to the authorization, validity and effectiveness thereof, but also as to the truth and acceptability of any information therein contained.

                  11. This Agreement may be executed in two or more counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument. Execution by the Custodian of one counterpart hereof and its delivery thereof to the Committee shall constitute the valid execution of this Agreement by the Custodian.

                  12. This Agreement shall be binding upon the Custodian, each of the Selling Shareholders and the respective heirs, legal representatives, distributees, successors and assigns of the Selling Shareholders.

                  13. This Agreement shall be governed by the laws of the State of New York.

                  14. Any notice given pursuant to this Agreement shall be deemed given if in writing and delivered in person, or if given by telephone or telegraph if subsequently confirmed by letter: (i) if to a Selling Shareholder, to his address set forth in Annex I; and
(ii) if to the Custodian, to it at ___________________________
________________________________ .

                                      * * *

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                             -------------------------------

                                             ------------------,
                                             as Custodian



                                             THE SELLING SHAREHOLDERS LISTED
                                             IN ANNEX I HERETO:

                                             By:  The Committee


                                             By:
                                                 ------------------------------


                                             By:
                                                 ------------------------------


                                             By:
                                                 ------------------------------

                                     Annex I


Names and Addresses of
Selling Shareholders                                         Shares to be Sold


Kenneth A. Swanstrom                                                100,000

Trust under the Will of
 Gladys Swanstrom                                                    97,500

Trust under the Will of
 Klas A. Swanstrom                                                   97,500

Daryl L. Swanstrom                                                  350,000

Trust under Item Fourth of the Will of Lawrence W.
 Swanstrom                                                          100,000

Trust under Item Fifth of of the Will of Lawrence W.
 Swanstrom                                                          200,000

Trust under Deed of Klas A.
 Swanstrom dated 6/14/73                                             77,500

Trust under Deed of Klas A.
 Swanstrom dated 9/26/66                                            _______

Trust under Deed of Gladys
 Swanstrom dated 9/26/66                                            _______

                                                                  ---------


Total                                                             1,100,000
                                                                  =========

                                                                     EXHIBIT C

                                  SUBSIDIARIES


PEM International Ltd.
PEM Investment, Inc.
PEM Management, Inc.

                                                                      EXHIBIT D



                                                          ____________ ___, 1996

PAINEWEBBER INCORPORATED
 As Representative of the
 several Underwriters
1285 Avenue of the Americas
New York, New York  10019

Dear Sirs:

         In consideration of the agreement of the several Underwriters for which PaineWebber Incorporated (the "Representative"), intends to act as Representative, to underwrite a proposed public offering (the "Offering") of 2,850,000 shares of Common Stock, $.01 par value (the "Common Stock") of Penn Engineering & Manufacturing Corp., a Delaware corporation, as contemplated by a registration statement with respect to such shares filed with the Securities and Exchange Commission on Form S-2 (Registration No. 333-04249), the undersigned hereby agrees that the undersigned will not, for a period of 120 days after the commencement of the public offering of such shares, without the prior written consent of the Representative, (i) directly or indirectly assign, transfer, offer, sell, agree to sell, hypothecate, or otherwise dispose of any shares of Common Stock or Class A Common Stock, par value $.01 per share of the Company (the "Class A Common Stock") or securities convertible into or exchangeable for or any rights to acquire shares of Common Stock or Class A Common Stock, or (ii) any way reduce his risk of ownership or investment in any shares of Common Stock or Class A Common Stock.

                        Very truly yours,

                        By: __________________________________

                        Print Name: __________________________

                                                                 EXHIBIT E


                               Form of Opinion of
                             Counsel to the Company
                          and the Selling Shareholders



Relating to the Issuance and Sale by the Company:

                  1. The Company and each of its subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, is duly licensed or qualified to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of the activities conducted by it or the character of the assets owned or leased by it makes such license or qualification necessary, has full corporate power and authority to conduct all the activities conducted by it, to own or lease all the assets owned or leased by it and to conduct its business as described in the Registration Statement and the Prospectus and has all governmental licenses, permits, consents, orders, approvals and other authorizations necessary to carry on its business as contemplated in the Prospectus. The Company is the sole record and beneficial owner of all of the capital stock of each of its subsidiaries.

                  2. All of the outstanding shares of Common Stock and Class A Common Stock have been, and the Shares when paid for by the Underwriters in accordance with the terms of the Agreement will be, duly authorized, validly issued, fully paid and nonassessable and will not be subject to any preemptive or similar right.

                  3. No consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required in connection with the authorization, issuance, transfer, sale or delivery of the Shares by the Company, in connection with the execution, delivery and performance of the Agreement by the Company or in connection with the taking by the Company of any action contemplated thereby, except such as have been obtained under the Act and the Rules and Regulations and such as may be required by the by-laws and rules of the NASD in connection with the purchase and distribution by the Underwriters of the Shares to be sold by the Company. All references in this opinion to the Agreement shall include the Price Determination Agreement.

                  4. The authorized and outstanding capital stock of the Company is as set forth in the Registration Statement and the Prospectus. The description of the Common Stock contained in or incorporated by reference in the Prospectus conforms to the terms thereof contained in the Company's certificate of incorporation, as amended.

                  5. The Registration Statement and the Prospectus (including any documents incorporated by reference into the Prospectus, at the time they were filed) comply or complied in all material respects as to form with the requirements of the Act, the Exchange Act, the Exchange Act Rules and Regulations and the Rules and Regulations (except that we express no opinion as to financial statements, schedules and other financial and statistical data contained in the Registration Statement or the Prospectus or incorporated by referenced therein).

                  6. We have participated in the preparation of the Registration Statement and the Prospectus and nothing has come to our attention which has caused us to believe that, as of the Effective Date, as of the Rule 462 Effective Date, as of the Closing Date, and as of the Option Closing Date, the Registration Statement, or any amendment thereto, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that any Prospectus or any amendment or supplement thereto including any documents incorporated by reference into the Prospectus, at the time such Prospectus was issued, at the time any such amended or supplemented Prospectus was issued, at the Closing Date and the Option Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances in which they were made, not misleading (except that we express no opinion as to financial statements, schedules and other financial or statistical data contained in the Registration Statement or the Prospectus or incorporated by reference therein).

                  7. The Registration Statement has become effective under the Act and, to the best of our knowledge, no order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or is threatened, pending or contemplated.

                  8. We have reviewed all contracts, instruments or other documents referred to in the Registration Statement and the Prospectus and such contracts, instruments or other documents are fairly summarized or disclosed therein, and filed as exhibits thereto as required, and, after due inquiry, we do not know of any contracts, instruments or other documents required to be so summarized or disclosed or filed or required to be filed under the Exchange Act if upon such filing they would be incorporated, in whole or in part, by reference therein which have not been so summarized or disclosed or filed.

                  9. All descriptions in the Prospectus of statutes, regulations or legal or governmental proceedings are accurate and fairly present the information required to be shown.

                  10. The Company has full corporate power and authority to enter into the Agreement, and the Agreement has been duly authorized, executed and delivered by the Company, is a valid and binding agreement of the Company and, except for the indemnification and contribution provisions thereof, as to which we express no opinion, and subject to applicable bankruptcy laws, is enforceable against the Company in accordance with the terms thereof.

                  11. The execution and delivery of the Agreement by the Company, the consummation by the Company of the transactions therein contemplated and the compliance by the Company with the terms of the Agreement do not and will not result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company or any of its subsidiaries pursuant to the terms or provisions of, or result in a breach or violation of any of the terms or provisions of, or constitute a default or result in the acceleration of any obligation under, the charter documents, by-laws, or other governing instruments of the Company or any of its subsidiaries, any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement or instrument known to us to which the Company or any of its subsidiaries is a party or by which it or any of its subsidiaries or any of its or any of its subsidiaries' properties is bound or affected, or any judgment, ruling, decree, order, statute, rule or regulation of any court or other governmental agency or body applicable to the business or properties of the Company or any of its subsidiaries (except that we express no opinion as to the securities or Blue Sky laws of any jurisdiction other than the United States).

                  12. Delivery of certificates for the Shares will transfer valid and marketable title thereto to each Underwriter that has purchased such Shares in good faith and we are not aware, after the inquiry, of any adverse claim with respect thereto, and such Shares are free and clear of all liens, encumbrances and claims.

                  13. We know of no actions, suits or proceedings pending or threatened against or affecting the Company or any of its subsidiaries or the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company or any of its subsidiaries, or any of its or their respective officers in their capacities as such, before or by any Federal, state or foreign court, commission, regulatory body, administrative agency or other governmental body, wherein an unfavorable ruling, decision or finding might materially and adversely affect the Company or any of its subsidiaries or its business, properties, business prospects, condition (financial or otherwise) or results of operations, except as set forth in or contemplated by the Registration Statement and the Prospectus.

                  14. To the best of our knowledge, neither the Company nor any of its subsidiaries is in violation of its charter documents, by-laws or other governing instruments or in default (nor has an event occurred which with notice or lapse of time or both would constitute a default or acceleration) in the performance of any obligation, agreement or condition contained in any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement or instrument known to us to which the Company or any of its subsidiaries is a party or by which it or any of its subsidiaries or its or any of its subsidiaries' properties is bound or affected, and neither the Company nor any of its subsidiaries is in violation of any judgment, ruling, decree, order, franchise, license or permit known to us or any statute, rule or regulation of any court or other governmental agency or body applicable to the business or properties of the Company or any of its subsidiaries which violation or default might have a material adverse effect on the business, properties, business prospects, condition (financial or otherwise) or results of operation of the Company or any of its subsidiaries.

                  15. The Company is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended.

                  16. The Shares have been duly authorized for listing by the New York Stock Exchange upon official notice of issuance.


Relating to the Sale by the Selling Shareholders:

                  1. Each of the Selling Shareholders has full power and authority to enter into the Agreement and the Agreement and Power of Attorney and to sell, transfer and deliver such Shares pursuant to the Agreement and the Agreement and Power of Attorney. All authorizations and consents necessary for the execution and delivery of the Agreement, and the Agreement and Power of Attorney on behalf of each of the Selling Shareholders has been given. The delivery of the Shares on behalf of the Selling Shareholders pursuant to the terms of the Agreement and payment therefor by the Underwriters will transfer good and marketable title to the Shares to the several Underwriters purchasing the Shares, free and clear of all liens, encumbrances and claims whatsoever.

                  2. Each of the Agreement and the Agreement and Power of Attorney has been duly authorized, executed and delivered by or on behalf of each of the Selling Shareholders, is a valid and binding agreement of each Selling Shareholder and, except for the indemnification and contribution provisions of the Agreement and subject to applicable bankruptcy laws, the Agreement and the Agreement and Power of Attorney are enforceable against each Selling Shareholder in accordance with the terms thereof.

                  3. No consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required in connection with the authorization, issuance, transfer, sale or delivery of the Shares by or on behalf of the Selling Shareholders, in connection with the execution, delivery and performance of the Agreement and the Agreement and Power of Attorney by or on behalf of the Selling Shareholders or in connection with the taking by or on behalf of the Selling Shareholders of any action contemplated thereby, except such as have been obtained under the Act or the Rules and Regulations and such as may be required by the by-laws and rules of the NASD in connection with the purchase and distribution by the Underwriters of the Shares to be sold by the Selling Shareholders.

                  4. The execution and delivery of the Agreement and the Agreement and Power of Attorney by the Selling Shareholders, the consummation by the Selling Shareholders of the transactions therein contemplated and the compliance by the Selling Shareholders with the terms thereof do not and will not result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Selling Shareholders pursuant to the term or provisions of, or result in a breach or violation of any of the terms or provisions of, or constitute a default under or result in the acceleration of any obligation under, the charter documents, by-laws, or other governing instruments of any corporate, partnership, trust, estate, limited liability company or other entity Selling Shareholder, any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement or instrument known to us to which any Selling Shareholder is a party or by which it or any of its properties is bound or affected, or any statute, judgment, ruling, decree, order,




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rule or regulation of any court or other governmental agency or body applicable to any Selling Shareholder (except that we express no opinion as to the securities or Blue Sky laws of any jurisdiction other than the United States).

                  5. There are no transfer or similar taxes payable in connection with the sale and delivery of the Shares by the Selling Shareholders to the several Underwriters.

                  In rendering the foregoing opinions, counsel may rely, to the extent they deem such reliance proper, on the opinions (in form and substance reasonably satisfactory to Underwriters' counsel) of other counsel reasonably acceptable to Underwriters' counsel as to matters governed by the laws of jurisdictions other than the United States, and as to matters of fact, upon certificates of officers of the Company and of government officials; provided that such counsel shall state that the opinion of any other counsel is in form satisfactory to such counsel and, in such counsel's opinion, such counsel and the Underwriters are justified in relying on such opinions of other counsel. Copies of all such opinions and certificates shall be furnished to counsel to the Underwriters on the Closing Date.





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